IMPAIRMENT	12 Months Ended
Dec. 31, 2022
IMPAIRMENT [abstract]
IMPAIRMENT

30.   IMPAIRMENT

The Company’s impairment loss in respect of the following CGUs for the year ended December 31, 2022 are summarized in the following table:

Cash Generating Unit	Carrying Value	Recoverable Amount	Impairment Expense
Yaramoko	$199,652	$96,195	$103,457
Lindero	$525,336	$455,180	$70,156
San Jose	$128,349	$119,121	$9,229
Total Impairment Expense			$182,842

Impairment Testing

In accordance with the Company’s accounting policies each CGU is assessed for indicators of impairment from both internal and external sources at the end of each reporting period. If such indicators of impairment exist for any CGU, those CGUs are tested for impairment. Based on this assessment, the Company determined that the Yaramoko, Lindero and San Jose CGUs had indicators of impairment.

The recoverable amounts of the CGUS are based on the discounted cash flows expected to be derived from the Company’s mining properties and represent each CGU’s Fair Value Less Cost of Disposal (FVLCD), a Level 3 fair value estimate.

CGU specific assumptions used to evaluate the recoverable amount were as follows:

Yaramoko

During 2022 the Company completed additional exploration drilling programs and studies to re-evaluate modelling and estimation techniques to improve the definition of the mineralization and better understand the proposed open pit mining operation at the 55 Zone as disclosed by Roxgold on November 10, 2020 as well as the continued testing of targets at depth in the 55 Zone underground. Results from the additional drilling and evaluation studies were used to update the deposit model which, when taking into account production related depletion, resulted in a 43% decrease in gold ounces in the proven and probable mineral reserves. In 2022, Yaramoko also realized increased operating and capital costs due to inflation. These factors were integrated into an updated life of mine assessment during the fourth quarter of 2022 and the Company concluded that the recoverable value and exploration potential of the Yaramoko property had declined and that the asset was impaired. As a result, the Company recorded an impairment expense of $103.5 million in respect of its mining interests at the Yaramoko CGU.

Lindero

In the fourth quarter of 2022 the Company completed an exercise to assess the operating and capital requirements of the mine as well as the impact of inflation on the cost structure at Lindero for the life of the mine. The results reflected an increase in cash costs per tonne and capital requirements over the planned life of mine and decreased the associated future after-tax cash flows which resulted in a reduction of the estimated recoverable amount of Lindero. Discount rates for Lindero also increased to 7.1% compared to the 6.25% used in the 2021 impairment assessment due to higher interests rates and country risk. As a result, the Company recorded an impairment expense of $70.2 million in respect of its mining interests at the Lindero CGU.

San Jose

In 2022 the San Jose mine realized increased operating and capital costs in its cost structure due to inflation. In addition, the 2022 exploration drilling campaign failed to identify sufficient material to replace mined depletion which contributed to the reduction in mineral reserves and resulted in a shorter mine life. This update was integrated into a revised life of mine plan in the fourth quarter of 2022 which resulted in a reduction of the estimated recoverable amount of San Jose. As a result, the Company recorded an impairment expense of $9.2 million in respect of its mining interests at the San Jose CGU.

Key Assumptions

The projected cash flows used in impairment testing are significantly affected by changes in the assumptions of metal prices, estimated quantities of mineral reserves and mineral resources that form the basis for the life of mine plans, production cost estimates, capital requirements, and discount rates. The Company’s impairment testing incorporated the following key assumptions.

Weighted Average Cost of Capital

Projected cash flows were discounted using an after-tax discount rate that reflects the weighted average cost of capital for each CGU when considering estimates for risk free interest rates, market value of the Company’s equity, market return on equity, share volatility, debt-to-equity financing ratio and a country risk premium. Discount rates used in each impairment assessment were as follows:

Cash Generating Unit	Discount Rate
Lindero	7.1%
Yaramoko	7.9%
San Jose	5.5%

Pricing Assumptions

Metal pricing including in the cash flow projects beyond five years is based on historical volatility and consensus analyst pricing. The metal price assumptions used in the Company’s impairment assessments were as follows:

Metal	2023	2024	2025	2026	2027	Long Term
Gold (Per Once)	$1,800	$1,800	$1,725	$1,725	$1,700	$1,650
Silver (Per Ounce)	$22.00	$22.50	$22.00	$23.00	$23.00	$21.50

Production and Costs

The Company’s estimates of future cash costs of production and capital expenditures are based on the life of mine (LOM) plan for each cash generating unit. The LOM plans for each CGU are based on detailed research and analysis and consider the optimal level of capital investment, overall production levels and mine sequence, commodity prices, historical performance and other factors to maximize the value of the CGU.

Projected future revenues reflect the forecasted production at each CGU as detailed in their LOM plans. The LOM may include mineralized material that does not qualify for inclusion as a mineral reserve or a mineral resource. This is consistent with the methodology used to measure value beyond proven and probable reserves when allocating the purchase price of a business combination to acquired mining assets. The Company’s estimate of recoverable value for accounting purposes is not a “preliminary assessment”, as defined in Canadian Securities Administrators’ National Instrument 43- 101 “Standards of Disclosure for Mineral Projects”.